SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 16, 2011

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Stockholders, held June 16, 2011, Evolving Systems, Inc.’s (“Evolving Systems” or “Company”) stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to eliminate the classified Board structure. A copy of Article V(A)(2) of the Certificate of Incorporation, as amended and restated, is filed with this Current Report as Exhibit 3(i).  The amendment became effective on June 16, 2011, the date the certificate of amendment was filed with the Delaware Secretary of State.  A copy of the Certificate of Amendment is filed with this Current Report as Exhibit 3(i)(a). As a result of this amendment, all Board members will have a one-year term of office.

In connection with the stockholders’ approval to amend the Company’s Certificate of Incorporation, effective June 17, 2011, the Board of Directors approved an amendment to Article IV, Section 17 of the Company’s Bylaws to eliminate the Board’s classified structure.  A copy of the amended and restated Article IV is filed with this Current Report as Exhibit 3(ii).

Item 5.07           Submission of Matters to a Vote of Security Holders

Evolving Systems held its Annual Meeting of Stockholders on June 16, 2011 (“Annual Meeting”) at the Company’s headquarters in Englewood, Colorado.  The Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting.

Thaddeus Dupper and David S. Oros were elected to the Board of Directors.  The stockholders also approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as described in item 5.03 above and in the Proxy Statement, eliminating the classified Board structure and ratified the Board of Directors’ appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011.

The final voting results on these matters were as follows:

1.         Election of Directors

Name	Votes For	Votes Withheld	Percentage For
Thaddeus Dupper	6,029,815	306,515	55.99
David S. Oros	5,981,015	355,315	55.54

2.                           Approval of an amendment to the Amended and Restated Certificate of Incorporation to Eliminate the Classified Board Structure and Provide for Annual Election of All Directors.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage For
8,600,174	558,280	11,873	—	79.86

3.                           Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for its fiscal year ending December 31, 2011.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage For
9,005,252	137,411	3,331	24,335	83.63

Item 9.01           Financial Statements and Exhibits

(d)                                  Exhibits.  The following exhibits are filed with this report.

Exhibit
Number	Description
3(i)	Amendment to Amended and Restated Certificate of Incorporation, amended and restated Article V(A)(2)
3(i)(a)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Evolving Systems, Inc.
3(ii)	Amendment to Article IV, Section 17 of the Evolving Systems, Inc. Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 16, 2011

Evolving Systems, Inc.

By:	/s/ ANITA T. MOSELEY
Anita T. Moseley
Sr. Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3(i)	Amendment to Amended and Restated Certificate of Incorporation, amended and restated Article V(A)(2)

3(i)(a)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Evolving Systems, Inc.

3(ii)	Amendment to Article IV, Section 17 of the Evolving Systems, Inc. Bylaws